UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2020

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana	46140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on August 20, 2019, Elanco Animal Health Incorporated (“Elanco”) entered into a Share and Asset Purchase Agreement (the “Purchase Agreement”) with Bayer Aktiengesellschaft, a German stock corporation (“Bayer”). Pursuant to the terms of the Purchase Agreement, following the satisfaction or waiver of certain conditions, Elanco will purchase (the “Transaction”) Bayer’s animal health business (the “Business”) for approximately $5.32 billion in cash, subject to certain customary adjustments, and a number of shares of Elanco common stock, no par value per share (“Elanco Common Stock”), equal to approximately $2.28 billion divided by the volume weighted average trading price of Elanco Common Stock on the New York Stock Exchange for the twenty consecutive trading days ending on the day before the closing of the Transaction. The number of shares of Elanco Common Stock that Bayer will receive in the Transaction is subject to a minimum share number of 92.5% and a maximum share number of 107.5% of the baseline share number of approximately $2.28 billion divided by an initial share price of $33.60, and is subject to adjustment for dividends declared on Elanco Common Stock. The consummation of the Transaction is subject to the satisfaction of certain customary closing conditions, including the receipt of antitrust approvals and the absence of any law or order enjoining or otherwise prohibiting the Transaction in specified jurisdictions.

This Current Report on Form 8-K is being filed in connection with the Transaction to provide (i) the audited combined financial statements of the Business, (ii) the unaudited condensed combined interim financial information of the Business and (iii) the unaudited pro forma condensed combined financial data for Elanco and the Business, in each case as described below. This Current Report on Form 8-K does not modify or update the consolidated financial statements of Elanco included in Elanco’s Annual Report on Form 10-K for the year ended December 31, 2018 or in Elanco’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, nor does it reflect any subsequent information or events.

The historical audited combined statements of financial position of the Business and the related combined statements of income, statements of comprehensive income, combined statements of changes in equity and combined statements of cash flows as of and for each of the years ended December 31, 2016, 2017 and 2018, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The historical unaudited condensed combined statements of financial position of the Business and the related unaudited condensed combined statements of income, unaudited condensed combined statements of comprehensive income, unaudited condensed combined statements of changes in equity and unaudited condensed combined statements of cash flows as of and for the nine month periods ended September 30, 2019 and 2018, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited pro forma condensed combined balance sheet for Elanco and the Business as of September 30, 2019 and the unaudited pro forma condensed combined statements of operations for Elanco and the Business for the nine months ended September 30, 2019 and 2018 and the year ended December 31, 2018, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

Statements in this report that are not strictly historical, including statements regarding the Transaction and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: (1) the inability to consummate the Transaction in a timely manner; (2) the failure of the Transaction to close for any other reason; (3) the possibility that the integration of the Business and its operations with those of Elanco may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to the Business’s or Elanco’s existing businesses; (4) the effect of the announcement of the Transaction on Elanco’s or Bayer’s respective business relationships, operating results and business generally; (5) diversion of Elanco and Bayer management’s attention from ongoing business concerns; (6) the ability to obtain or consummate debt or equity financing or refinancing related to the Transaction upon acceptable terms or at all; (7) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Transaction; (8) negative effects of the announcement or the consummation of the Transaction on the market price of the Elanco Common Stock, including as it impacts the Elanco Common Stock consideration due to Bayer upon completion of the Transaction; (9) the ability of Elanco to retain and hire key personnel; (10) management’s response to any of the aforementioned factors; and (11) other factors that may affect future results of Elanco described in the section entitled “Risk Factors” in Elanco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Elanco’s other filings with the Securities and Exchange Commission. The forward-looking statements made herein speak only as of the date hereof and Elanco does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte GmbH WPG.
99.1	Audited combined financial statements of the Business as of and for each of the years ended December 31, 2018, 2017 and 2016, and the independent auditor’s report thereon.
99.2	Unaudited condensed combined financial statements of the Business as of September 30, 2019 and for the nine month periods ended September 30, 2019 and 2018.
99.3	Unaudited pro forma condensed combined financial data.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Elanco Animal Health Incorporated

Date: January 21, 2020	By:	/s/ Michael-Bryant Hicks
Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary